Statement of Investments

September 30, 2021 (unaudited)

The India Fund, Inc.

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (104.3%)
COMMON STOCKS (104.3%)
INDIA (104.3%)
Communication Services (5.6%)
Affle India Ltd.(a)	175,268	$12,499,063
Bharti Airtel Ltd.	2,078,459	19,218,907
Info Edge India Ltd.	80,500	6,952,171
		38,670,141
Consumer Discretionary (5.3%)
Bosch Ltd.	30,023	6,239,980
Crompton Greaves Consumer Electricals Ltd.	1,546,914	9,985,677
Maruti Suzuki India Ltd.	134,600	13,243,545
Zomato Ltd.(a)	3,883,296	7,156,847
		36,626,049
Consumer Staples (14.9%)
Godrej Agrovet Ltd.(b)	681,080	5,828,085
Godrej Consumer Products Ltd.(a)	749,867	10,413,679
Hindustan Unilever Ltd.	1,295,818	46,982,740
ITC Ltd.	6,147,277	19,461,354
Jyothy Labs Ltd.	3,112,708	7,066,339
Nestle India Ltd.	48,200	12,578,390
		102,330,587
Energy (0.9%)
Aegis Logistics Ltd.	2,064,500	6,336,862
Financials (27.7%)
Aptus Value Housing Finance India Ltd.(a)	653,239	2,774,797
Axis Bank Ltd.(a)	1,866,079	19,139,544
HDFC Bank Ltd.	1,221,000	26,068,474
Housing Development Finance Corp. Ltd.	1,867,921	68,781,252
ICICI Prudential Life Insurance Co. Ltd.(b)	780,000	7,043,463
Kotak Mahindra Bank Ltd.	1,242,476	33,353,850
Piramal Enterprises Ltd.	312,161	10,860,398
SBI Life Insurance Co. Ltd.(b)	1,381,258	22,495,422
		190,517,200
Health Care (6.7%)
Biocon Ltd.(a)	1,028,576	5,013,922
Fortis Healthcare Ltd.(a)	3,733,200	13,181,422
Sanofi India Ltd.	78,170	8,213,992
Syngene International Ltd.(a)(b)	1,455,000	11,782,904
Vijaya Diagnostic Centre Pvt Ltd.(a)	1,036,588	7,960,057
		46,152,297
Industrials (4.6%)
Container Corp. of India Ltd.	1,609,015	15,194,635
IndiaMart InterMesh Ltd.(b)	30,000	3,357,174

See accompanying Notes to Portfolio of Investments.

Statement of Investments (continued)

September 30, 2021 (unaudited)

The India Fund, Inc.

	Shares or Principal Amount	Value
Larsen & Toubro Ltd.	564,407	$12,917,743
		31,469,552
Information Technology (20.0%)
Infosys Ltd.	2,975,974	66,893,274
Mphasis Ltd.	337,748	14,062,675
Tata Consultancy Services Ltd.	1,117,750	56,692,880
		137,648,829
Materials (8.3%)
Asian Paints Ltd.	540,434	23,582,299
Shree Cement Ltd.	13,870	5,365,115
UltraTech Cement Ltd.	280,786	27,849,584
		56,796,998
Real Estate (5.6%)
Godrej Properties Ltd.(a)	703,528	21,874,450
Prestige Estates Projects Ltd.	2,527,469	16,549,147
		38,423,597
Utilities (4.7%)
Azure Power Global Ltd.(a)	276,800	6,089,600
Gujarat Gas Ltd.	1,278,540	10,955,178
Power Grid Corp. of India Ltd.	5,398,333	13,739,154
ReNew Energy Global PLC, Class A(a)	104,946	1,070,449
		31,854,381
Total Common Stocks		716,826,493
RIGHTS (0.0%)
Communication Services (0.0%)
Bharti Airtel Ltd.(a)	148,461	306,613
Total Rights		306,613
SHORT-TERM INVESTMENTS (0.2%)
UNITED STATES (0.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(c)	980,007	980,007
Total Short-Term Investments		980,007
Total Investments (Cost $327,858,762) —104.5%		718,113,113
Liabilities in Excess of Other Assets—(4.5)%		(30,799,416)
Net Assets—100.0%		$687,313,697

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2021.

PLC	Public Limited Company

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments (unaudited)

September 30, 2021

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors (the "Board"). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The India Fund, Inc.